UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

E. I. du Pont de Nemours and Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 23, 2014. Meeting Information E. I. DU PONT DE NEMOURS AND COMPANY Meeting Type: Annual Meeting For holders as of: February 26, 2014 Date: April 23, 2014 Time: 10:30 a.m. EDT Location: The DuPont Theatre - DuPont Building 1007 Market Street Wilmington, Delaware 19898 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E. I. DU PONT DE NEMOURS AND COMPANY ATTN: STOCKHOLDER RELATIONS 1007 MARKET STREET WILMINGTON, DE 19898 M66972-P47786-Z62450 See reverse side of this notice for additional information on how to obtain proxy materials and how to vote.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 9, 2014 to facilitate timely delivery. The DuPont 2013 Annual Review will also be available on the Internet. M66973-P47786-Z62450 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote must be received by 11:59 p.m. EDT on April 22, 2014. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote must be received by April 22, 2014. XXXX XXXX XXXX

A The Board of Directors recommends that you vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors

Nominees:

1a. Lamberto Andreotti

1b. Richard H. Brown

1c. Robert A. Brown

1d. Bertrand P. Collomb

1e. Curtis J. Crawford

1f. Alexander M. Cutler

1g. Eleuthère I. du Pont

1h. Marillyn A. Hewson

1i. Lois D. Juliber

1j. Ellen J. Kullman

1k. Lee M. Thomas

1l. Patrick J. Ward

2. On Ratification of Independent Registered Public Accounting Firm

3. To Approve, by Advisory Vote, Executive Compensation

B The Board of Directors recommends that you vote AGAINST the following proposals:

4. On Political Spending

5. On Herbicide Use

6. On Plant Closure

7. On Acceleration of Equity Awards

M66974-P47786-Z62450